Impairment tests	12 Months Ended
Dec. 31, 2025
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Impairment tests

Note 6. Impairment tests

Accounting policy

Amortizable intangible assets, depreciable tangible assets and right-of-use are tested for impairment when there is an indicator of impairment. Whenever possible, impairment tests involve comparing the carrying amount of the assets on a standalone-basis with the recoverable amount. When it is not possible to perform the impairment test at the individual asset level, the test is conducted at the level of the Company's cash-generating unit (CGU). The recoverable amount of an asset or a CGU is the higher of (i) its fair value less costs to sell and (ii) its value in use. If the recoverable amount of any asset or CGU is below its carrying amount, an impairment loss is recognized to reduce the carrying amount to the recoverable amount.

Since June, 2023, the Group has a single CGU corresponding to its Therapeutic segment.

Results of impairment test

As a result of management's decision not to use the full capacity of the manufacturing space in our Raleigh leased facilities in the near future, an impairment test was conducted on the portion of the right-of-use asset allocable to the unused space, in accordance with IAS 36 requirements. In view of the recoverable amount of the asset based on its estimated fair value less costs of disposal, this impairment test resulted in an impairment expense of $0.5 million recognized against the right-of-use asset for the year ended December 31, 2023, recorded as depreciation expense of the period. No additional impairment expense was recorded for the years ended December 31, 2024 and December 31, 2025.